UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MOODY NATIONAL REIT I, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Moody National REIT I, Inc.	6363 Woodway Drive, Suite 110
Houston, Texas 77057
(723) 977-7500

www.moodynationalreit.com

July 9, 2014

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2014 Annual Meeting of Stockholders of Moody National REIT I, Inc., to be held on Monday, August 11, 2014 at 12:45 p.m. Mountain Time at The Roaring Fork Club, located at 100 Arbaney Ranch Road in Basalt, Colorado 81621. We look forward to your attendance.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information on the matters to be voted on at the 2014 Annual Meeting of Stockholders. Our Board of Directors has fixed the close of business on June 30, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the 2014 Annual Meeting of Stockholders or any adjournment or postponement thereof.

Your vote is very important. Regardless of the number of our shares you own, it is important that your shares be represented at the 2014 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2014 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it (1) in the accompanying self-addressed postage-paid return envelope or (2) via fax to (781) 633-4036. You may also electronically submit your proxy by Internet at www.eproxy.com/moody or by telephone by calling (800) 830-3542 and following the instructions provided.

Please follow the voting directions provided in the proxy statement. This will not prevent you from voting in person at the 2014 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2014 Annual Meeting of Stockholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

Sincerely,

Brett C. Moody
Chief Executive Officer, Chairman of the Board,
and President

Table of Contents

MOODY NATIONAL REIT I, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of Moody National REIT I, Inc. (“we,” “our,” or “us”), will be held on Monday, August 11, 2014 at 12:45 p.m. Mountain Time, at The Roaring Fork Club, located at 100 Arbaney Ranch Road in Basalt, Colorado 81621, for the following purposes:

1.	to elect to our Board of Directors the four director nominees named in the attached proxy statement to serve until our 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	to ratify the appointment of Frazier & Deeter, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.	to transact such other business properly coming before the 2014 Annual Meeting or any adjournment or postponement thereof.

These items are discussed in the following pages, which are made part of this notice. Our stockholders of record on June 30, 2014 are entitled to vote at the 2014 Annual Meeting of Stockholders of the Company. We reserve the right, in our sole discretion, to adjourn the 2014 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.

You may obtain directions to attend the 2014 Annual Meeting of Stockholders by calling investor services at 1-888-457-2358.

Please sign and date the accompanying proxy card and return it promptly (1) in the accompanying self-addressed postage-paid return envelope or (2) by fax to (781) 633-4036 whether or not you plan to attend. You may also submit your proxy by internet at www.2voteproxy.com/moody or by telephone by calling (800) 830-3542. Instructions are included with the proxy card. Your vote is important to us and we therefore urge you to submit your ballot early. You may revoke your proxy at any time prior to its exercise. If you attend the 2014 Annual Meeting of Stockholders, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2014.

Our proxy statement, form of proxy card and Annual Report for the year ended December 31, 2013 are also available at
www.2voteproxy.com/moody

MOODY NATIONAL REIT I, INC.
6363 Woodway Drive, Suite 110

Houston, Texas 77057

(713) 977-7500

____________________

PROXY STATEMENT

____________________

The accompanying proxy is solicited by the Board of Directors of Moody National REIT I, Inc. (the “Company,” “we,” “our,” or “us”) for use in voting at the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) to be held on August 11, 2014 at 12:45 p.m. Mountain Time at The Roaring Fork Club, located at 100 Arbaney Ranch Road in Basalt, Colorado 81621, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders provided with this proxy statement.

This proxy statement, form of proxy, and voting instructions are first being mailed or given to stockholders on or about July 9, 2014.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:	We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the 2014 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Brett C. Moody and Robert W. Engel, each of whom serves as officers of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via fax, telephone or Internet) as soon as possible whether or not you plan on attending the meeting.

Q:	When is the annual meeting and where will it be held?

A:	The 2014 Annual Meeting will be held on August 11, 2014, at 12:45 p.m. Mountain Time at The Roaring Fork Club, located at 100 Arbaney Ranch Road in Basalt, Colorado 81621.

Q:	What is the purpose of the 2014 Annual Meeting?

A:	Management will report on the status of our ongoing public offering and our portfolio of properties, and will respond to questions from stockholders. In addition, representatives of Frazier & Deeter, LLC, or Frazier & Deeter, our independent registered public accounting firm, are expected to be available during the 2014 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders. At the 2014 Annual Meeting, stockholders will vote upon the following:

• the election to our Board of Directors of the four director nominees named in this proxy statement to serve until our 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

• the ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

• the transaction of such other business properly coming before the 2014 Annual Meeting or any adjournment or postponement thereof.

No cumulative voting is authorized, and dissenters’ rights are not applicable to matters being voted upon.

Q:	What is our Board of Directors’ voting recommendation?

A:	Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendation of our Board of Directors. Our Board of Directors recommends that you vote your shares:

“FOR” all four director nominees to our Board of Directors; and

“FOR” the ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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Q:	Who is entitled to vote?

A:	Only stockholders of record at the close of business on June 30, 2014, or the record date, are entitled to receive notice of the 2014 Annual Meeting and to vote the shares of common stock of the Company that they held on the record date at the 2014 Annual Meeting, or any postponements or adjournments of the 2014 Annual Meeting. As of the record date, we had 5,714,072 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on during the 2014 Annual Meeting.

Q:	What constitutes a quorum?

A:	If a majority of the shares outstanding on the record date are present at the 2014 Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted as present to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:	What vote is required to approve each proposal that comes before the 2014 Annual Meeting?

A:	The following votes will be required at the 2014 Annual Meeting for each of the proposals that come before the 2014 Annual Meeting:

Election of Directors. To elect the director nominees, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. This means that a director nominee needs to receive more votes for his election than withheld from or present but not voted in his election in order to be elected to our Board of Directors. Because of this requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he will continue to serve as a “holdover” director until his successor is duly elected and qualifies.

Ratification of Appointment of Independent Auditors. The ratification of the appointment of Frazier & Deeter requires the affirmative vote in favor of the proposal of a majority of all votes cast at the 2014 Annual Meeting, assuming a quorum is present. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Frazier & Deeter.

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Q:	Can I attend the 2014 Annual Meeting?

A:	You are entitled to attend the 2014 Annual Meeting if you were a stockholder of record or a beneficial holder as of the close of business on June 30, 2014, or you hold a valid legal proxy for the 2014 Annual Meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the 2014 Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership on the record date as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the 2014 Annual Meeting.

Q:	How do I vote my shares at the 2014 Annual Meeting?

A:	You may vote your shares in the following manner:

	•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.

	•	Authorizing by Telephone — Stockholders may authorize a proxy by calling (800) 830-3542 and following the instructions provided.

	•	Authorizing a Proxy by Fax — Stockholders may authorize a proxy by completing the accompanying proxy card and faxing it to (781) 633-4036.

	•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at www.2voteproxy.com/moody.

	•	In Person at the Meeting —Stockholders of record may vote in person at the 2014 Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the 2014 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

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Q:	Can I revoke my proxy after I return my proxy card or after I authorize a proxy by fax, telephone or Internet?

A:	If you are a stockholder of record as of June 30, 2014, you may revoke your proxy at any time before the proxy is exercised at the 2014 Annual Meeting by:

• delivering to our Secretary a written notice of revocation;

• returning a properly signed proxy bearing a later date; or

• attending the 2014 Annual Meeting and voting in person (although attendance at the 2014 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

To revoke a proxy previously submitted by mail, fax, telephone or Internet, you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for mail, fax, telephone or Internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.

If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:	What happens if additional proposals are presented at the 2014 Annual Meeting?

A:	Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the 2014 Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How will shares be voted if a stockholder does not give specific voting instructions in the proxy submitted by the stockholder?

A:	If you submit a proxy but do not indicate your specific voting instructions on one or more of the proposals listed above in the notice of annual meeting, your shares will be voted as recommended by our Board of Directors on those proposals.

Q:	Will my vote make a difference?

A:	Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at our annual meetings to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of the Company and welcome your attendance at the 2014 Annual Meeting.

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Q:	Who will bear the costs of soliciting votes for the meeting?

A:	We will bear the entire cost of the solicitation of proxies from our stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	Who will count the votes?

A:	Mr. Mike Hugyo, of DST Systems, Inc., our transfer agent, will tabulate the votes and act as Inspector of Elections.

Q:	Where can I find the voting results of the 2014 Annual Meeting?

A:	We will report voting results by filing a Current Report on Form 8-K with the SEC within four business days following the date of the 2014 Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such current report within four business days after the final results become known.

Q:	Where can I find more information?

A:	We file annual, quarterly, current reports and other information with the SEC. Copies of SEC filings, including exhibits, can be obtained free of charge on our website at www.moodynationalreit.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four directors. Our Second Articles of Amendment and Restatement, or our charter, and our bylaws provide that the number of directors may be established by a majority of our Board of Directors but may not be fewer than three nor more than fifteen. Our Board of Directors has nominated Brett C. Moody, William H. Armstrong, III, Charles L. Horn and John P. Thompson, each to serve for a term of office commencing on the date of the 2014 Annual Meeting and ending on the date of the 2015 Annual Meeting of Stockholders and until each of their successors are elected and qualified. Each of Messrs. Moody, Armstrong, Horn and Thompson currently serves as a member of our Board of Directors. Our Board of Directors believes the director nominees have played and will continue to play a vital role in our management and operations through their participation on the Board of Directors.

Unless otherwise instructed on the proxy, the shares represented by proxies will be voted “FOR ALL” nominees. Each of the director nominees has consented to being named as a director nominee in this proxy statement and has agreed that, if elected, he will serve on our Board of Directors for a one-year term and until his successor has been elected and qualified. If any director nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute director nominee designated by our Board of Directors. We are not aware of any family relationship among any of the director nominees to become our directors or executive officers. Each of the director nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director except that each director nominee has agreed to serve as our director if elected.

Our Board of Directors recommends a vote “FOR” all four director nominees to our Board of Directors.

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Information about Director Nominees:

The following table and biographical descriptions set forth information with respect to the individuals who are our director nominees.

Name	Age	Position
Brett C. Moody	50	Chairman of the Board, Chief Executive Officer and President
William H. Armstrong, III	49	Independent Director
Charles L. Horn	54	Independent Director
John P. Thompson	50	Independent Director

Brett C. Moody has served as our Chairman of the Board, Chief Executive Officer and President since January 2008. He also serves as Chief Executive Officer and President of our advisor. Mr. Moody founded Moody Mortgage Corporation in 1996 and has served as its Chairman and Chief Executive Officer since its formation. Mr. Moody, who has over 20 years of commercial real estate experience, has since guided the growth of his company from a mortgage company to a full service real estate firm, which includes affiliates Moody National Mortgage Corporation, Moody National Realty Company, Moody National Management, Moody National Development Company and their respective subsidiaries, collectively referred to as the Moody National Companies. His primary responsibilities include overseeing real estate acquisitions and management as well as building, coaching and leading the Moody National Companies team of professionals. As Chairman of the Board and Chief Executive Officer of Moody National Mortgage Corporation, Mr. Moody has closed over 200 transactions totaling over $2 billion. Prior to founding Moody National Mortgage Corporation, Mr. Moody was a financial analyst for the Dunkum Mortgage Group, now Live Oak Capital. Mr. Moody also serves on the Board of Directors of Foundation for the Future, the Yellowstone Academy for At Risk Children, and the Palmer Drug Abuse Program. Mr. Moody attended the University of Texas at Austin, but did not receive any degrees.

Our Board of Directors, excluding Mr. Moody, has determined that the leadership positions previously and currently held by Mr. Moody, and the extensive experience he has accumulated from acquiring and managing investments in commercial real estate and debt, have provided Mr. Moody with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director. Consequently, our Board of Directors has determined that Mr. Moody is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

William H. Armstrong, III has served as one of our independent directors since September 2008. Mr. Armstrong serves as Chairman of the Board, Chief Executive Officer and President of Stratus Properties Inc. (NASDAQ: STRS), a company engaged in the acquisition, development, management, operation and sale of commercial, hotel, entertainment, multifamily and single-family residential real estate properties located primarily in the Austin, Texas area. Mr. Armstrong has been employed by Stratus Properties since its inception in 1992, served as Chief Financial Officer and Chief Operating Officer of Stratus Properties from 1996 to 1998, and has served as Chairman of the Board, Chief Executive Officer and President of Stratus Properties since 1998. Prior to joining Stratus Properties, Mr. Armstrong was Vice President of Sonnenblick Goldman, a national real estate investment banking and advisory firm. Mr. Armstrong serves on the Finance Committee of the U.S. Green Building Council, a Washington, D.C. based non-profit organization, and he has been active in NAREIT, the Urban Land Institute and the Real Estate Council of Austin. Mr. Armstrong received his B.A. in Economics from the University of Colorado Denver.

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Our Board of Directors, excluding Mr. Armstrong, has determined that Mr. Armstrong’s previous leadership positions, including directorship, with other organizations primarily engaged in investing in commercial real estate have provided Mr. Armstrong with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director. Consequently, our Board of Directors has determined that Mr. Armstrong is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Charles L. Horn has served as one of our independent directors since May 2012. Mr. Horn has served as the executive vice president and chief financial officer of Alliance Data Systems, Inc. (NYSE: ADS), a leading provider of customer loyalty and marketing solutions, since December 2009. From 1999 to November 2009, Mr. Horn served as senior vice president and chief financial officer for Builders Firstsource, Inc. (NASDAQ: BLDR), a leading supplier of structural building materials to homebuilders. From 1994 to 1999, Mr. Horn served as vice president of finance and treasury for the retail operations of Pier 1 Imports, Inc., and from 1992 to 1994 Mr. Horn served as executive vice president and chief financial officer of Conquest Industries. Mr. Horn holds a Bachelor’s degree in business administration from Abilene Christian University and an MBA from the University of Texas at Austin. Mr. Horn is a Certified Public Accountant in the State of Texas.

Our Board of Directors, excluding Mr. Horn, has determined that Mr. Horn’s experience as the chief financial officer of public, listed companies and as a certified public accountant has provided Mr. Horn with the experiences, attributes and skills necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Horn is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

John P. Thompson has served as one of our independent directors since September 2008. Mr. Thompson is the founder, CEO and President of PinPoint Commercial, a regional development company located in Houston, Texas. Under Mr. Thompson’s leadership PinPoint Commercial has completed over $600 million in development and acquisition transactions in markets located throughout the nation. As CEO of Pinpoint Commercial, Mr. Thompson’s focus is leading the firm’s investment and management activities and creation and oversight of the firm’s strategic, financial and operational activities. Prior to founding PinPoint Commercial in 1998, Mr. Thompson served as an industrial broker with CB Richard Ellis, Inc. Mr. Thompson serves on the Executive Council of the University of Texas, McCombs School of Business Real Estate Finance and Investment Center. Mr. Thompson received his Bachelor of Business Administration in Finance from the University of Texas at Austin.

Our Board of Directors, excluding Mr. Thompson, has determined that Mr. Thompson’s experience managing investments in industrial and retail properties and brokering industrial properties has provided Mr. Thompson with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director. Consequently, our Board of Directors has determined that Mr. Thompson is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and appointed the firm of Frazier & Deeter, LLC, or Frazier & Deeter, to act as our independent registered public accounting firm for the year ending December 31, 2014.

Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Frazier & Deeter to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.

Representatives of Frazier & Deeter are expected to be available during the 2014 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.

Ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy at the 2014 Annual Meeting, assuming a quorum is present. Any shares not voted, whether by abstention, “broker non-vote” or otherwise, have no impact on the vote.

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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EXECUTIVE OFFICERS

The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age	Position
Brett C. Moody	50	Chief Executive Officer and President
Robert W. Engel	59	Chief Financial Officer, Treasurer and Secretary

For biographical information regarding Mr. Moody, see “—Information about Director Nominees” above.

Robert W. Engel has served as our Chief Financial Officer and Treasurer since January 2008 and as our Secretary since May 2010. In addition, Mr. Engel also serves as the Chief Financial Officer—Real Estate Development and Management of the Moody National Companies Organization, a position he has held since September 2006. Prior to working at the Moody National Companies Organization, Mr. Engel served as the Division Controller, Real Estate Development and Management, of BMS Management, Inc., an owner and manager of commercial and multifamily properties primarily in Houston, Texas from May 2005 to September 2006. From November 1999 to May 2005, Mr. Engel served as Controller and Chief Financial Officer, Real Estate Development and Management for Hartman Management, Inc., advisor to Hartman Commercial Properties REIT, which provides commercial real estate services. Mr. Engel has a Bachelor of Business Administration with highest honors with a major in Accounting from the University of Texas at Austin in Austin, Texas. Mr. Engel is a CPA and holds memberships in the American Institute of Certified Public Accountants, and the Texas Society of Certified Public Accountants. Mr. Engel is also a CPM, with membership in the Institute of Real Estate Management, and a CCIM as a member of the CCIM Institute. He is a licensed real estate broker in the State of Texas. Mr. Engel holds Series 7, 22, 24, 27, 62 and 63 licenses with FINRA.

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CORPORATE GOVERNANCE

Board of Directors

We operate under the direction of our Board of Directors. The Board of Directors oversees our operations and makes all major decisions concerning our business. The Board of Directors held 4 meetings during the fiscal year ended December 31, 2013. Each of our directors attended at least 75% of the aggregate of the total number of meetings of our Board of Directors held during the period for which he served as a director and the aggregate total number of meetings held by all committees of our Board of Directors on which he served during the periods in which he served.

Director Attendance at Annual Meetings

Although we have no policy with regard to attendance by the members of our Board of Directors at our annual stockholder meetings, we invite and encourage the members of our Board of Directors to attend our annual stockholder meetings to foster communication between our stockholders and our Board of Directors. All of our then current directors attended the 2013 Annual Meeting of Stockholders.

Contacting the Board of Directors

Our Board of Directors provides a process for stockholders to send communications to our Board of Directors. Any stockholder who desires to contact members of our Board of Directors may do so by writing to: Moody National REIT I, Inc., 6363 Woodway Drive, Suite 110, Houston, Texas 77057, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of our Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.

Director Independence

Our charter provides that a majority of the directors must be “independent directors.” One of our directors, Brett C. Moody, is affiliated with us and we do not consider Mr. Moody to be an independent director as defined in our charter. Our remaining directors qualify as “independent directors” as defined in our charter in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. As defined in our charter, the term “independent director” means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with our sponsor, Moody National REIT Sponsor, LLC, or our advisor, Moody National Advisor I, LLC, by virtue of (1) ownership of an interest in our sponsor, our advisor or any of their respective affiliates, other than us, (2) employment by our sponsor, our advisor or any of their respective affiliates, (3) service as an officer or director of our sponsor, our advisor or any of their respective affiliates, other than as a director for us, (4) performance of services for us, other than as a director , (5) service as a director or trustee of more than three REITs organized by our sponsor or advised by our advisor, or (6) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their respective affiliates.

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Although our shares are not listed for trading on any national securities exchange, a majority of the members of our Board of Directors, and all of the members of the Audit Committee are “independent” as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

Nomination of Directors

We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate for us not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of director nominees. While we do not have any minimum qualifications with respect to director nominees, our Board of Directors considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to the responsibilities of our Board of Directors. Our Board of Directors does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new directors.

Our Board of Directors also will consider recommendations made by stockholders for nominees to our Board of Directors. In order to be considered by our Board of Directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2015 Annual Meeting.” In evaluating the persons recommended as potential members of our Board of Directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential members for our Board of Directors (without the recommendation of our Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.

Board Structure; Oversight of Risk Management

Brett C. Moody serves as the Chairman of our Board of Directors and Chief Executive Officer. The independent directors have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as Chairman of our Board of Directors. The independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of our Board of Directors. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances and to advance the best interests of all stockholders, as and when appropriate. Although we do not have a lead independent director, our Board of Directors believes that the current structure is appropriate, as all of our independent directors are actively involved in meetings of our Board of Directors.

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Our Board of Directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. Our Board of Directors manages our risk through its approval of all property acquisitions and assumptions of debt and its oversight of our executive officer and our advisor. Our Board of Directors may also establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that the majority of the members of each committee are independent directors. To date, our Board of Directors has established an Investment Committee and an Audit Committee. The Investment Committee reviews specific investments proposed by our advisor as well as our investment policies and procedures along with the inherent risks associated with our policies and procedures. The Audit Committee oversees management of accounting, financial, legal and regulatory risks.

Investment Committee

Our Board of Directors has delegated to the Investment Committee (1) certain responsibilities with respect to investment in specific real estate assets proposed by our advisor and (2) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board of Directors. The current members of the Investment Committee are Brett C. Moody, John P. Thompson and William H. Armstrong, III, with Mr. Moody serving as the Chairman of the Investment Committee.

With respect to real estate assets, our Board of Directors has delegated to the Investment Committee the authority to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, for a purchase price, total project cost or sales price of up to $30,000,000, including the financing of such acquisitions and developments. Our Board of Directors, including a majority of the independent directors, must approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, for a purchase price, total project cost or sales price greater than $30,000,000, including the financing of such acquisitions and developments.

The Investment Committee held no meetings during the year ended December 31, 2013.

Audit Committee

Our Board of Directors has a separately designated standing Audit Committee. The Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. The Audit Committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, periodically review the auditors’ independence, and assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The current members of the Audit Committee are William H. Armstrong, III, Charles L. Horn and John P. Thompson. All members of the Audit Committee have significant financial and/or accounting experience. Our Board of Directors has determined that Mr. Horn, Chairman of the Audit Committee, satisfies the SEC’s requirements for and has been designated as our “audit committee financial expert.” The Audit Committee has adopted a written charter under which it operates. A copy of the charter of the Audit Committee is attached hereto as Appendix A.

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The Audit Committee held 4 meetings during the year ended December 31, 2013.

Pre-Approval Policies

The Audit Committee’s charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent auditors as well as all permitted non-audit services in order to ensure that the provision of such services does not impair the auditors’ independence. In determining whether or not to pre-approve services, the Audit Committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The Audit Committee, may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting.

All services rendered by Deloitte & Touche, LLP, orDeloitte, and Frazier & Deeter for the years ended December 31, 2013 and 2012 were pre-approved in accordance with the policies and procedures described above.

Independent Registered Public Accounting Firm Fees

Deloitte

The Audit Committee reviewed the audit and non-audit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte. The aggregate fees billed to us by Deloitte for professional accounting services for the years ended December 31, 2013 and 2012 are set forth in the table below.

	2013	2012
Audit fees	$—	$38,075
Audit related fees	—	—
Tax fees	50,500	37,000
All other fees	—	—
Total	$50,500	$75,075

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Frazier & Deeter

The Audit Committee reviewed the audit and non-audit services performed by Frazier & Deeter, as well as the fees charged by Frazier & Deeter for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Frazier & Deeter. The aggregate fees billed to us by Frazier & Deeter for professional accounting services for the years ended December 31, 2013 and 2012 are set forth in the table below.

	2013	2012
Audit fees	$295,950	$316,003
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$295,950	$316,003

For purposes of the preceding tables, Deloitte’s and Frazier & Deeter’s professional fees are classified as follows:

•	Audit fees—These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by our independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•	Audit-related fees—These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•	Tax fees—These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees—These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

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AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The Audit Committee of our Board of Directors operates under a written charter. The role of the Audit Committee is to oversee our financial reporting process on behalf of our Board of Directors, including: (1) the integrity of our financial statements and internal control over financial reporting, (2) our compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of our independent auditor and internal audit function.

Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our annual financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that our financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed the 2013 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting and controls.

The Audit Committee reviewed with Frazier & Deeter, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed under the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received from Frazier & Deeter the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Frazier & Deeter’s communications with the Audit Committee concerning independence, and discussed with Frazier & Deeter their independence from us. In addition, the Audit Committee considered whether Frazier & Deeter’s provision of non-audit services is compatible with Frazier & Deeter’s independence.

The Audit Committee discussed with Frazier & Deeter the overall scope and plans for the audit. The Audit Committee meets periodically with Frazier & Deeter, with and without management present, to discuss the results of their examinations, their evaluations of the overall quality of our financial reporting.

Based on the reviews and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 19, 2014.

Audit Committee:

Charles L. Horn, Chairman

William H. Armstrong, III

John P. Thompson

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of our Executive Officers

We currently have no employees. Our day-to-day management functions are performed by our advisor and its related affiliates. Our executive officers are all employees of our advisor and its affiliates. We do not pay any of these individuals for serving in their respective positions.

Compensation of our Directors

The following table sets forth certain information regarding compensation earned by or paid to our directors during the year ended December 31, 2013. Directors who are also our executive officers do not receive compensation for services rendered as a director.

Name	Fees Earned or Paid in Cash (1)	Restricted Stock Grants (2)	All Other Compensation	Total
Brett C. Moody (3)	$—	$—	—	$—
William H. Armstrong, III	55,000	25,000	—	80,000
John P. Thompson	55,000	25,000	—	80,000
Charles L. Horn	65,000	25,000	—	90,000
Total	$175,000	$75,000	—	$250,000

(1)	The amounts shown in this column include fees earned for attendance at board of director and committee meetings and annual retainers, as described below under “Cash Compensation.”

(2)	Each of Messrs. Armstrong, Horn and Thompson received a grant of 2,500 shares upon their reelection to our Board of Directors on August 13, 2013, the date of the 2013 annual meeting of our stockholders. Amounts shown reflect the aggregate fair value of the shares of restricted stock as of the date of grant computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3)	Directors who are also our executive officers or executive officers of our affiliates do not receive compensation for services rendered as a director.

Cash Compensation

We pay each of our independent directors an annual retainer of $50,000, plus $2,000 per in-person board meeting attended, $1,500 per in-person committee meeting attended and $1,000 for each telephonic meeting; provided, however, we do not pay an additional fee to our directors for attending a committee meeting when the committee meeting is held on the same day as a board meeting. We also pay the audit committee chairperson an additional annual retainer of $10,000 and reimburse all directors for reasonable out-of-pocket expenses incurred in connection with attending board meetings.

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Independent Directors Compensation Plan

We have approved and adopted an independent directors compensation plan which operates as a sub-plan of our long-term incentive plan. Under our independent directors compensation plan, each of our then independent directors received 5,000 shares of restricted common stock when we raised the minimum offering amount of $2,000,000 in our initial public offering. Each new independent director that subsequently joins our Board of Directors receives 5,000 shares of restricted stock on the date he or she joins our Board of Directors. In addition, on the date of each of the first four annual meetings of stockholders at which an independent director is re-elected to our Board of Directors, he or she receives 2,500 restricted shares. Subject to certain conditions, the restricted stock granted pursuant to the independent directors compensation plan will vest and become non-forfeitable in equal quarterly installments beginning on the first day of the first quarter following the date of grant; provided, however, that the shares of restricted stock granted pursuant to the independent directors compensation plan will become fully vested on the earlier to occur of (1) the termination of the independent director’s service as a director due to his or her death or disability, or (2) a change in control of our company. As of December 31, 2013, 42,500 shares of restricted common stock have been granted to our independent directors and 1,250 shares of restricted common stock have been forfeited by a resigning independent director.

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board of Directors because we do not plan to pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our long-term incentive plan, as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	$—	1,958,750
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	—	$—	1,958,750

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of June 30, 2014 for (1) each person or group that holds more than 5.0% of our common stock, (2) for each director and executive officer and (3) for all of our directors and executive officers as a group. To our knowledge, each person that beneficially owns our shares has sole voting and disposition power with regard to such shares.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 6363 Woodway Drive, Suite 110, Houston, Texas 77057.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of All Shares
Brett C. Moody(2)	30,840	0.5%
Robert W. Engel	—	—
William H. Armstrong, III	15,561	0.3%
John P. Thompson	15,561	0.3%
Charles L. Horn	10,000	0.2%
All Directors and Executive Officers as a group	71,962	1.3%

(1)	Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest. None of the shares are pledges as security.

(2)	Includes 30,840 shares owned by Moody National REIT Sponsor, LLC. Moody National REIT Sponsor, LLC is indirectly owned and controlled by Mr. Moody.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires each director, officer and individual beneficially owning more than 10% of our common stock to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) of our common stock and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock. Our executive officers, directors and greater than 10.0% stockholders were not subject to the beneficial ownership reporting requirements pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2013, and therefore no reports were filed in 2013 pursuant to Section 16(a).

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The following describes all transactions since the beginning of 2012 and currently proposed transactions involving us, our Board of Directors, our advisor, our sponsor and any affiliate thereof. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us.

Ownership Interests

On February 19, 2008, our sponsor purchased 22,222 shares of our common stock at $9.00 per share for an aggregate purchase price of $200,000 and was admitted as our initial stockholder. On April 25, 2008, Moody National LPOP I, LLC, or Moody LPOP, made an initial capital contribution of $1,000 to Moody National Operating Partnership I, L.P., our operating partnership, in exchange for 100 common units and our affiliate, Moody OP Holdings I, LLC, or Moody Holdings, contributed $1,000 to our operating partnership in exchange for 100 special units.

As of December 31, 2012, Moody LPOP owned less than 1% of the outstanding limited partnership interests in our operating partnership and Moody Holdings owned 100% of the special units issued by our operating partnership. We are the sole general partner of our operating partnership and own approximately 99% of the limited partnership units of our operating partnership. Moody Holdings’ ownership interest of the special units entitles it to a subordinated participation in which it will receive (1) 15% of specified distributions made upon the disposition of our operating partnership’s assets and (2) a one-time payment, in the form of shares of our common stock or a promissory note, in conjunction with the redemption of the special units upon the occurrence of certain liquidity events or upon the occurrence of certain events that result in a termination or non-renewal of our advisory agreement, but in each case only after the other holders of our operating partnership’s units, including us, have received (or have been deemed to have received), in the aggregate, cumulative distributions equal to their capital contributions plus an 8.0% cumulative non-compounded annual pre-tax return on their net contributions. As the holder of special units, Moody Holdings is not entitled to receive any other distributions.

We have not paid any distributions to Moody Holdings pursuant to its subordinated participation interest.

Hyatt Place Note

On June 3, 2011 and effective as of May 5, 2011, we acquired a joint venture interest in the Hyatt Place note, which was issued by Moody National HP Grapevine Trust, a Delaware statutory trust established by affiliates of our sponsor, or the trust. We acquired the Hyatt Place note through our joint venture, MNHP Note Holder, LLC, a Delaware limited liability company, or the note joint venture. Under the terms of the operating agreement for the note joint venture, our operating partnership initially owned an approximately 73.5% membership interest in the note joint venture and certain holders of ownership interests in the trust, or the trust members, initially collectively owned an approximately 12.5% membership interest in the note joint venture. As of March 31, 2014, our operating partnership had made additional capital contributions to the note joint venture, as a result of which our operating partnership’s membership interest in the note joint venture increased to 74.5% and the collective membership interest in the note joint venture of the trust members has decreased to 11.5%. As of March 31, 2014, Moody National Mortgage Corporation, or Moody National Mortgage, an affiliate of our sponsor, owned an approximately 14% membership interest in the note joint venture, which Moody National Mortgage received as consideration for providing a guaranty of the note joint venture’s obligations under the financing used to acquire the Hyatt Place note.

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Pursuant to the terms of the note joint venture agreement, Moody National Mortgage is entitled to receive approximately 14% of all distributions of cash from operations of the note joint venture and our operating partnership and the other joint venture members are entitled to receive the remaining approximately 86% of distributions of cash from operations of the note joint venture in proportion to their respective membership interests in the joint venture. The note joint venture agreement provides that cash proceeds from a sale, exchange, refinancing or other disposition of the Hyatt Place note will be distributed as follows: (1) first, to each member of the note joint venture in proportion to their respective unreturned capital contributions to the note joint venture until each member’s unreturned capital contributions have been reduced to zero; (2) second, to Moody National Mortgage until Moody National Mortgage has been distributed an amount equal to approximately 14% of all distributions made to all members of the note joint venture (inclusive of all prior distributions); and (3) thereafter, approximately 14% to Moody National Mortgage and approximately 86% to our operating partnership and the other note joint venture members in proportion to their respective membership interests in the note joint venture. In addition, so long as Moody National Mortgage or Moody National Management, L.P., an affiliate of our sponsor, or Moody National Management, has any outstanding guaranty of any indebtedness of the note joint venture, (1) our operating partnership will in good faith consult with Moody National Mortgage and consider any proposals or recommendations of Moody National Mortgage regarding any possible refinancing of indebtedness on the Hyatt Place note or any sale of the Hyatt Place note and (2) any sale of the Hyatt Place note will require the consent of Moody National Mortgage, which consent will not be unreasonably withheld. Pursuant to the joint venture agreement, no member of the note joint venture may transfer all or part of its membership interest in the note joint venture without the prior written consent of our operating partnership.

Our Relationships with our Advisor and our Sponsor

Our advisor, Moody National Advisor I, LLC, supervises and manages our day-to-day operations and selects our real property investments and real estate-related investments, subject to the oversight of our Board of Directors. Our advisor also provides marketing, sales and client services on our behalf. Our advisor was formed in January 2008 and is indirectly owned by our sponsor, Moody National REIT Sponsor, LLC. Mr. Moody, our Chairman of the Board, Chief Executive Officer and President, also serves as the Chief Executive Officer of our sponsor and our advisor. All of our officers and directors, other than our independent directors, are officers of our advisor and serve, and may serve in the future, other affiliates of our advisor.

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Fees and Expense Reimbursements Paid to our Advisor

Pursuant to the advisory agreement with our advisor, we pay our advisor or its affiliates the fees described below.

•	We pay our advisor an acquisition fee equal to 1.5% of (1) the cost of investments we acquire directly or (2) our allocable cost of investments acquired in a joint venture, in each case including purchase price, acquisition expenses and any debt attributable to such investments. With respect to investments in and origination of real estate-related loans, we will pay an origination fee to our advisor in lieu of an acquisition fee. For the year ended December 31, 2012, we paid our advisor acquisition fees of $180,000 in connection with the acquisition of the Woodlands Hotel. For the year ended December 31, 2013, we paid our advisor aggregate acquisition fees of $577,650 in connection with the acquisition of the Germantown Hotel, the Charleston Hotel and the Austin Hotel. For the three months ended March 31, 2014 we paid our advisor an acquisition fee of $307,500 in connection with the acquisition of the Grapevine Hotel.

•	We pay our advisor an origination fee equal to 1.5% of the amount funded by us to acquire or originate real estate-related loans, including third party expenses related to such investments and any debt we use to fund the acquisition or origination of the real estate-related loans. We will not pay an acquisition fee with respect to such real estate-related loans. As of March 31, 2014, we had not paid our advisor any origination fees.

•	We pay our advisor an annual asset management fee that is payable monthly in an amount equal to one-twelfth of 1.0% of the sum of the aggregate cost (before non-cash reserves and depreciation) of all assets we own and of our investments in joint ventures at month end. For the year ended December 31, 2013 and 2012, we incurred asset management fees payable to our advisor of $227,306 and $33,303, respectively. For the three months ended March 31, 2014, we incurred asset management fees payable to our advisor of $156,758.

•	We pay our advisor a debt financing fee equal to 1.0% of the amount available under any loan or line of credit we obtain and use to acquire properties or other permitted investments, which will be in addition to the acquisition fee paid to our advisor. Our advisor may pay some or all of such debt financing fees to third parties if it subcontracts to coordinate financing for us. We will not pay a debt financing fee with respect to (1) the refinancing of a real estate asset already refinanced for which our advisor received a fee and (2) loan proceeds from any line of credit until such time as we have invested all net offering proceeds. For the year ended December 31, 2012, we did not pay our advisor any debt financing fees. For the year ended December 31, 2013, we paid our advisor aggregate debt financing fees of $271,000 related to the financing for our acquisition of the Germantown Hotel, the Charleston Hotel and the Austin Hotel. For the three months ended March 31, 2014, we paid $132,500 in debt financing fees to our advisor related to the Grapevine Hotel.

•	If our advisor provides a substantial amount of services in connection with the sale of a property or other investment, we will pay our advisor a disposition fee of 3.0% of the contract sales price, which may be in addition to real estate commissions paid to an unaffiliated party, provided that the total real estate commissions (including the disposition fee) paid to all parties does not exceed 6.0% of the contract sales price of each property sold. With respect to a property held in a joint venture, the foregoing commission will be reduced to a percentage of such amounts reflecting our economic interest in the joint venture. As of March 31, 2014, we had not paid our advisor any disposition fees.

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•	Where we engage Moody National Hospitality Management, LLC as our property manager, we pay Moody National Hospitality Management, LLC a market-based property management fee and accounting fee in connection with the operation and management of properties. For the year ended December 31, 2012, we paid Moody National Hospitality Management, LLC management fees of 13,102 and accounting fees of $2,500. For the year ended December 31, 2013, we paid Moody National Hospitality Management, LLC management fees of $227,787 and accounting fees of $65,000. For the three months ended March 31, 2014, we paid Moody National Hospitality Management, LLC property management fees of $105,540 and accounting fees of $30,000.

In addition to the fees we pay to our advisor pursuant to the advisory agreement, we also reimburse our advisor for the following costs and expenses:

•	Pursuant to our advisory agreement with our advisor, we are obligated to reimburse our advisor and its affiliates, as applicable, for organization and offering costs incurred on our behalf associated with each of our public offerings, but only to the extent that such reimbursements do not exceed actual expenses incurred by our advisor and would not cause sales commissions, the dealer manager fee and other organization and offering costs borne by us in a public offering to exceed 15.0% of gross offering proceeds from the sale of our shares in such public offering as of the date of reimbursement. Our advisor is obligated to reimburse us to the extent organization and offering costs (including sales commissions and dealer manager fees) incurred by us in a public offering exceed 15.0% of the gross offering proceeds from the sale of our shares of common stock in such public offering.

Total offering costs for our initial public offering, which terminated on October 12, 2012, were $4,132,374. We directly incurred offering costs of $946,944 for our initial public offering and reimbursed our advisor for $742,134 in offering costs for our initial public offering. The remaining $2,443,296 in offering costs related to our initial public offering is not our liability because such costs exceeded 15.0% of the gross offering proceeds from the sale of our shares of common stock in our completed initial public offering. We reimbursed our advisor for $28,083 in organization costs for our initial public offering.

As of March 31, 2014, total offering costs for our follow-on offering were $4,424,980. We directly incurred $2,977,507 of offering costs for our follow-on offering and reimbursed our advisor for $1,456,324 in offering costs for our initial public offering. We have a $8,851 receivable from our advisor for offering costs related to our follow-on offering, which is recorded as an offset to other amounts owed to our advisor. As of March 31, 2014, offering costs related to the follow-on offering did not exceed 15.0% of the gross offering proceeds from the sale of our shares of common stock in the follow-on offering. We have not reimbursed our advisor any funds for organization costs for our follow-on offering.

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•	We will reimburse our advisor for all operating expenses paid or incurred by our advisor in connection with the services provided to us, subject to the limitation that we will not reimburse our advisor for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (1) 2% of our average invested assets, or (2) 25% of our net income determined without reduction for any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets for that period (the “2%/25% Limitation”). Notwithstanding the above, we may reimburse our advisor for operating expenses in excess of this limitation if a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. For the four fiscal quarters ended March 31, 2014, our total operating expenses were $1,092,042, which included $519,962 in operating expenses incurred directly by us and $572,080 incurred by our advisor on our behalf. Of the $1,092,042 in total operating expenses incurred during the four fiscal quarters ended March 31, 2014, $66,322 exceeded the 2%/25% Limitation and is not reimbursable to our advisor. Our advisor has irrevocably waived all expenses reimbursable to our advisor for the fiscal quarter ended March31, 2014 (and the prior 11 fiscal quarters) to the extent such expenses had not been previously reimbursed to our advisor. Our advisor has also acknowledged that all such expenses incurred directly by us during such waiver period will be paid by our advisor on our behalf. Total reimbursable expenses so waived or assumed by our advisor were$1,967,721 as of March 31, 2014. Prior to the commencement of the waiver period, our advisor incurred $2,079,044 in operating expenses on our behalf. Subject to a future determination by our Board of Directors, these expenses are not reimbursable to our advisor and are not our obligation.

•	We reimburse our advisor for acquisition expenses incurred related to the selection and acquisition of real property investments and real estate-related investments. As of March 31, 2014, we had not reimbursed our advisor for any acquisition expenses.

Selling Commissions and Fees Paid to our Dealer Manager

The dealer manager for our public offering of common stock is Moody Securities, LLC, or Moody Securities, a wholly owned subsidiary of our sponsor. Our dealer manager is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, Inc., or FINRA. As the dealer manager for our offering, Moody Securities is entitled to certain dealer manager fees, selling commissions and reimbursements relating to our offering. Our dealer manager agreement with Moody Securities provides for the following compensation:

•	We pay our dealer manager selling commissions of up to 6.5% of the gross offering proceeds from the sale of our shares in our primary offering, all of which may be reallowed to participating broker-dealers. No selling commissions are paid for sales pursuant to our distribution reinvestment plan. As of March 31, 2014, we had paid our dealer manager an aggregate of $746,368 and $1,532,367 in selling commissions related to the initial and follow-on offerings, respectively. For the year ended December 31, 2013 and 2012, we paid our dealer manager an aggregate of $1,387,952 and $595,905, respectively, in selling commissions. For the three months ended March 31, 2014, we paid our dealer manager $670,589 in selling commissions.

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•	We pay our dealer manager a dealer manager fee of 3.5% of the gross offering proceeds from the sale of our shares in our primary offering, a portion of which may be reallowed to participating broker-dealers. No dealer manager fees are paid for sales pursuant to our distribution reinvestment plan. As of March 31, 2014, we had paid our dealer manager an aggregate of $190,626 and $463,060 in dealer manager fees related to the initial and follow-on offerings, respectively. For the year ended December 31, 2013 and 2012, we paid our dealer manager $422,906 and $167,783, respectively, in dealer manager fees. For the three months ended March 31, 2014, we paid our dealer manager $183,178 in dealer manager fees.

•	We reimburse the dealer manager and participating broker-dealers for bona fide due diligence expenses of up to 0.5% of the gross offering proceeds from the sale of our shares in the offering, including shares sold pursuant to our distribution reinvestment plan. These due diligence expenses will not include legal fees or expenses or out-of-pocket expenses incurred in connection with soliciting broker dealers to participate in our initial public offering, and we have the right to require detailed and itemized invoices for any such expenses. We will also reimburse our dealer manager for legal fees and expenses, travel, food and lodging for employees of the dealer manager, sponsor training and education meetings, attendance fees and expense reimbursements for broker-dealer sponsored conferences, attendance fees and expenses for industry sponsored conferences, and informational seminars, subject to the limitations included in our dealer manager agreement. As of March 31, 2014, we had not reimbursed our dealer manager for such expenses.

Conflict Resolution Procedures

We are subject to potential conflicts of interest arising out of our relationship with our advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment opportunities, the terms and conditions on which various transactions might be entered into by us and our advisor or its affiliates and other situations in which our interests may differ from those of our advisor or its affiliates. We have adopted the procedures set forth below to address these potential conflicts of interest.

Priority Allocation of Investment Opportunities

Our sponsor and advisor have agreed that we will have the first opportunity to acquire any investment in an income-producing commercial real estate asset identified by our sponsor or advisor that meets our investment criteria for which we have sufficient uninvested funds. Our sponsor and advisor will make this determination in good faith. Our Board of Directors, including the independent directors, has a duty to ensure that the method used by our advisor for the allocation of the acquisition of real estate assets by two or more affiliated programs seeking to acquire similar types of real estate assets is reasonable and is applied fairly to us.

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Independent Directors

Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by our Board of Directors or our advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by our entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect the independent directors to review and act upon are:

•	the continuation, renewal or enforcement of our agreements with our advisor and its affiliates, including the advisory agreement with our advisor and the dealer manager agreement with our dealer manager;

•	transactions with affiliates, including our directors and officers;

•	awards under our long-term incentive plan; and

•	pursuit of a potential liquidity event.

Term of Advisory Agreement

Each contract for the services of our advisor may not exceed one year, although there is no limit on the number of times that we may retain a particular advisor. Our charter provides that a majority of the independent directors may terminate our advisory agreement with our advisor without cause or penalty on 60 days’ written notice and that we may terminate the advisory agreement immediately for fraud, criminal conduct, misconduct or negligent breach of fiduciary duty by our advisor, a material breach of the advisory agreement by our advisor or upon the bankruptcy of our advisor. If we terminate the advisory agreement, we will pay our advisor all unpaid reimbursements of expenses and all earned but unpaid fees.

Acquisition, Leases and Sales Involving Affiliates

We will not acquire or lease real estate assets in which our advisor or its affiliates or any of our directors has an interest without a determination by a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors) that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our advisor or its affiliates or such director unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any property at an amount in excess of its appraised value as determined by an independent appraiser. We will not sell or lease real estate assets to our advisor or its affiliates or to our directors unless, as required by our charter, a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors) determine the transaction is fair and reasonable to us.

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Mortgage Loans Involving Affiliates

Our charter prohibits us from investing in or making mortgage loans, including when the transaction is with our advisor or our directors or any of their affiliates, unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our advisor, our directors or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates

Our charter prohibits the issuance of options or warrants to purchase our common stock to our advisor, our directors or any of their affiliates (1) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (2) in excess of an amount equal to 10.0% of our outstanding common stock on the date of grant.

Repurchase of Shares of Common Stock

Our charter prohibits us from paying a fee to our advisor or our directors or any of their affiliates in connection with our repurchase or redemption of our common stock.

Loans and Expense Reimbursements Involving Affiliates

We will not make any loans to our advisor or our directors or any of their affiliates except mortgage loans for which an appraisal is obtained from an independent appraiser. In addition, we will not borrow from these persons unless the independent directors approve the transaction as being fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by the Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or our advisor or its affiliates.

Other Transactions Involving Affiliates

We will not engage in any other transaction with our sponsor, our advisor, any of our directors or any of their respective affiliates unless a majority of our Board of Directors, including a majority of the independent directors, not otherwise interested in such transaction approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.

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ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 was mailed to stockholders on or about May 22, 2014. Our Annual Report on Form 10-K is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: MOODY NATIONAL REIT I, INC., 6363 WOODWAY DRIVE, SUITE 110, HOUSTON, TEXAS 77057, Attention: Secretary.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and all members of our Board of Directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. We will provide to any person without charge a copy of our Code of Ethics, including any amendments or waivers thereto, upon written request delivered to our principal executive office at 6363 Woodway Drive, Suite 110, Houston, Texas 77057.

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PROPOSALS FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2015 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 6363 Woodway Drive, Suite 110, Houston, Texas 77057, Attention: Secretary, no later than 120 days before the anniversary of the date of this proxy statement in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2015 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2014 Annual Meeting of Stockholders, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.

Pursuant to Article II, Section 11(a)(2) of our Bylaws, if a stockholder wishes to present a proposal at the 2015 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices no earlier than the 150th day prior to the anniversary of the date of this proxy statement and no later than 5:00 p.m., Central Time, on the 120th day prior to the anniversary of date of this proxy statement; provided, however, that in the event that the date of the 2015 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2014 Annual Meeting of Stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2014 Annual Meeting of Stockholders and not later than 5:00 p.m., Central Time, on the later of (1) the 120th day prior to the date of the 2015 Annual Meeting of Stockholders or (2) the tenth day following the day on which public announcement of the date of the 2015 Annual Meeting is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2015 Annual Meeting of Stockholders in August, 2015.

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OTHER MATTERS

Mailing of Materials; Other Business

We will mail a proxy card together with this proxy statement to all stockholders of record as of June 30, 2014, the record date, on or about July 9, 2014. The only business to come before the 2014 Annual Meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the 2014 Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

It is important that proxies be returned promptly. Therefore, stockholders are urged to date and sign the accompanying proxy card and return it in the accompanying return envelope or by fax to (781) 633-4036. Investors may also vote by telephone by calling (800) 830-3542 or by Internet at www.2voteproxy.com/moody.

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MOODY NATIONAL REIT I, INC.,
PO BOX 55920	Your Proxy Vote is Important!
BOSTON MA 02205-5920
Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/moody. Follow the on-line instructions. If you vote by internet, you do not haveto return your proxy card.

Vote by Telephone
Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Fax
Complete the accompanying proxy card and fax it to (781) 633-4036.

Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail:
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Proxy Tabulator PO Box 55920 Boston MA 02205-9833

MOODY NATIONAL REIT I, INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 11, 2014

PROXY CARD

This Proxy Is Solicited by the Board of Directors

Please Vote by August 8, 2014

The undersigned stockholder of Moody National REIT I, Inc. a Maryland corporation, hereby appoints Brett C. Moody and Robert W. Engel, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2014 Annual Meeting of Stockholders of Moody National REIT I, Inc. to be held on August 11, 2014 at The Roaring Fork Club, located at 100 Arbaney Ranch Road in Basalt, Colorado 81621, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

You may obtain directions to attend the 2014 Annual Meeting of Stockholders of Moody National REIT I, Inc. by calling investor services at 1-888-457-2358.

This proxy is solicited on behalf of the Moody National REIT I, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2014 Annual Meeting, including matters incident to its conduct.

SIGN, DATE and RETURN:

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature	Date

Signature	Date

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at: www.2voteproxy.com/moody

PLEASE AUTHORIZE YOUR PROXY TODAY!

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL FOUR DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS NAMED IN PROPOSAL 1 BELOW AND “FOR” PROPOSAL 2. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATIONS ARE MADE, THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDER WILL BE VOTED “FOR ALL” NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	For the election of Brett C. Moody, John P. Thompson, William H. Armstrong III and Charles L. Horn to serve as Directors until the Annual Meeting of Moody National REIT I, Inc. to be held in the year 2015 and until their successors are elected and qualified.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	01. Brett C. Moody 02. John P. Thompson 03. William H. Armstrong, III	*To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) in the box below

04. Charles L. Horn

2.	Ratification of the appointment of Frazier & Deeter, LLC to act as independent registered public accounting firm for the fiscal year ending December 31, 2014.	FOR	AGAINST	ABSTAIN

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

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APPENDIX A

AUDIT COMMITTEE CHARTER

MOODY NATIONAL REIT I, INC.

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Moody National REIT I, Inc. (the “Company”) on September 29, 2008.

I. Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board in fulfilling its oversight responsibilities under Maryland law. The Committee shall be responsible for assisting the Board with oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory financial disclosure requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and independent auditor. The Committee shall prepare a report which is to be included in the Company’s annual proxy statement with the Securities and Exchange Commission (the “SEC”) and which complies with the applicable rules and regulations of the SEC.

In furtherance of this purpose, the Committee shall maintain direct communication among the Company’s independent auditor and those responsible for the internal audit function and the Board. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the authority to retain at the Company’s expense outside legal, accounting or other advisors to advise the Committee and to receive appropriate funding, as determined by the Committee, from the Company for the payment of the compensation of such advisors. The independent auditor shall report directly to the Committee and is ultimately accountable to the Committee and the Board.

The Committee’s job is one of oversight and the Board recognizes that the Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The outside auditor is responsible for auditing the Company’s financial statements. Additionally, the Board recognizes that the Company’s management, as well as the independent auditor, have more time and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.

II. Membership

The Committee shall be composed of at least three members, who shall be independent directors meeting the requirements of the rules of the SEC and the Company’s Articles of Amendment and Restatement, as amended from time to time. The members shall be appointed by the Board. Each member of the Committee must be financially literate, or must become financially literate within a reasonable time period after appointment to the Committee, including at least one member with accounting or related financial management expertise. In addition, at least one member of the committee shall be an “audit committee financial expert” within the meaning set forth by the rules and regulations of the SEC.

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The Committee shall have a Chairman who is designated by the Board. In the absence of the Chairman, the members of the Committee may designate a chairman by majority vote. The Board may, at any time, remove one or more directors as members of the Committee.

In light of the extraordinary commitment of time and attention required of members of the Committee in fulfilling their responsibilities, no member of the Committee shall be a member of the audit committee, or a committee fulfilling similar functions, of more than two other public companies.

III. Responsibilities

A. Annual Review

1. At least annually, the Committee shall review and reassess the adequacy of this Charter and evaluate the performance of the Committee and report the results thereof to the Board.

2. At least annually, the Committee shall review the qualifications, independence and performance of the independent auditor and present its conclusions to the Board in advance of the annual meeting of stockholders. As part of such annual review, the Committee shall obtain and review a report by the independent auditor describing:

•	the independent auditor’s internal quality-control procedures;

•	all relationships between the independent auditor and the Company;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor; and

•	any steps taken to deal with any such issues.

3. The Committee shall annually obtain and review a report from the independent auditor, which shall be delivered prior to and within 90 days of the filing of the audit report with the SEC, which sets forth:

•	all critical accounting policies and practices used by the Company;

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•	all alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm; and

•	other material written communication between the accounting firm and management.

4. On an annual basis, the Committee shall report to the Board, after the close of each fiscal year but prior to the Company’s annual meeting of stockholders, as well as on any other occasion, any issues that arise with respect to the quality or integrity of the Company’s publicly reported financial statements, the Company’s compliance with legal or regulatory financial disclosure requirements, the performance and independence of the independent auditor, the performance of the internal audit function or whatever it deems appropriate concerning the activities of the Committee.

5. On an annual basis, the Committee shall prepare the report required of the audit committee by the rules of the SEC to be included in the Company’s annual proxy statement.

6. The Committee shall review annually the Company’s internal auditing program and significant reports with those responsible for the internal audit function and management’s response and follow-up to those reports.

7. The Audit Committee shall appoint, on an annual basis and for a term of one year, an Ethics Code Compliance Officer, who will administer and monitor the Company’s compliance with the Ethics Code with the help of the Audit Committee.

B. Review of Independent Auditor and Internal Audit Functions

1. The Committee shall review all major accounting policy matters involved in the preparation of the Company’s interim and annual financial reports with management and any deviations from prior practice with the independent auditor.

2. In consultation with management, the independent auditor and the internal auditor, the Committee shall consider the integrity of the Company’s financial reporting processes and controls. In furtherance of this goal, the Committee shall discuss policies with respect to risk assessment and risk management, including significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

3. The Committee shall directly appoint, retain, compensate, evaluate, oversee and terminate the Company’s independent auditor. As part of this function, the Committee shall oversee and confirm the regular rotation of the lead audit partner of the independent auditor. The Committee shall further establish clear hiring policies for current or former employees of the independent auditor.

4. The Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditor. In accordance with applicable law, the Committee may delegate this authority to one or more designated members of the Committee; provided that any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly-scheduled meeting.

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5. The Committee shall satisfy itself as to the professional competency of those responsible for the internal audit function.

6. The Committee shall review with the independent auditor and with those responsible for the internal audit function, at a time when the annual audit plan is being developed, the plan’s timing, scope, staffing, locations, foreseeable issues, priorities and procedures, the engagement team and the coordination between the independent auditor and those responsible for the internal audit function in executing the plan.

7. The Committee shall meet separately, periodically, with management, those responsible for the internal audit function and the independent auditor. The Committee shall meet quarterly with management and with the independent auditor to discuss the annual audited financial statements, including footnotes, the unaudited quarterly financial results prior to any early release of earnings and the quarterly financial statements prior to filing or distribution, including, in each case, a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In discharging this obligation, the Committee shall receive and review, if necessary, a report from the controller or equivalent officer as to any unusual deviations from prior practice that were included in the preparation of the annual or quarterly financial results. The Committee shall review and discuss (a) the type and presentation of information to be included in draft press releases of un-audited interim and annual financial results before public release and (b) financial information and earnings guidance provided to analysts and ratings agencies.

8. The Committee shall review with the independent auditor, on completion of the annual audit, its experience, any difficulties encountered, any restrictions on its work, cooperation received, significant disagreements with management, its findings and its recommendations. As part of this review, the Committee shall oversee the resolution of any disagreements between management and the independent auditor.

9. After receipt by the Committee of the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, the Committee shall review and discuss the independent accountant’s independence with the independent accountant.

10. Based on the Committee’s (a) review and discussions of the audited financial statements with management and (b) its discussion with the independent auditor of (i) the matters required to be discussed by the American Institute of Certified Public Accountants Statement on Auditing Standards No. 114, as amended and (ii) the auditor’s independence, the Committee shall decide whether to recommend to the Board that the audited financial statements be included in the Company’s annual report for the last fiscal year for filing with the SEC.

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11. The Committee shall review and assess the adequacy of internal accounting procedures and controls, and any programs that the Company has instituted to correct any control deficiencies noted by those responsible for the internal audit function in their periodic review or the independent auditor in its annual review. In furtherance of this assessment, the Committee shall discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.

12. The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

C. Other Activities

1. The Committee shall perform any other activities consistent with this Charter, the Company’s Articles of Amendment and Restatement, bylaws and governing law as the Committee or the Board deems necessary or appropriate.

IV. Meetings

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. Other meetings may be held at the discretion of the Chairman of the Committee. Minutes of each of these meetings shall be kept and the Chief Financial Officer will function as the management liaison officer to this Committee.

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